Item G.1.b.iv

Brookfield Real Assets Income Fund Inc.
(the “Fund”)

Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund’s officers and Trustees, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons are required to report their transactions in the Fund’s Shares to the SEC, the New York Stock Exchange and the Fund.  Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended December 31, 2020, all filing requirements applicable to such persons were complied with except that the Form 3 filing for William H. Wright II, who became a Trustee of the Fund effective as of August 1, 2020, was not filed on a timely basis following his appointment to the Board.  Although the Form 3 filing was due to be filed on August 11, 2020, it was not filed until August 14, 2020.